================================================================================

                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1998
                               ------------------


                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.



                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Leveraged Growth Investors, Inc.


                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders:

The first six months of 1998 has provided a challenging environment for investing in growth equities, but we are proud of the returns Leveraged Growth has provided over this period. Your Fund beat the benchmark Standard & Poor's 500 Index in both of the first two quarters of this year, and ended up the first half better than the index by more than five percentage points. The quarterly breakdowns are as follows:

                                Leveraged
                                 Growth*              S&P 500*
                                 --------              -------
First Quarter ................    14.87%                13.95%
Second Quarter ...............     7.02%                 3.30%
Six months ...................    22.94%                17.71%

*    Includes reinvested dividends.

The "challenging environment" mentioned above reflects the volatility we have seen in the U.S. stock market this year. Beginning in January, stocks rose almost continuously, from about 7500 (as measured by the Dow Jones Industrial Average) to new records of over 9200 in mid-April. At that point, the markets were faced with the second wave of the economic crisis in the Pacific Rim (with its specter of diminished demand for exported U.S. goods and its pressure on an already weak Japanese economy), and the market fell to about 8600. At that level, investors realized that economic conditions in the U.S. were still conducive to long-term equity investment, and the Dow snapped back sharply, peaking at over 9350 in early July.

The story of the first part of the third quarter has been mostly negative. So far, the investment community has been worried about decelerating economic growth, soft corporate earnings (most of which beat analysts' consensus in the second quarter, but perhaps not by enough), and the evolving fallout from Asia.

We believe that the overlooked jewel in the U.S. economy is the continued low rate of inflation, and the positive effect that has on stable and declining interest rates. Assuming that domestic economic activity continues to grow modestly (as articulated in the second-quarter preview of 1.4% expansion in the Gross Domestic Product), we think corporate earnings won't deviate materially from their long-term uptrend. Moreover, the interest-rate environment suggests that price earnings multiples will remain steady to up somewhat, which spells further advances in stock prices.

Finally, the stocks that we believe are poised to participate most fully in this benign scenario are those we use in Leveraged Growth, which are ranked to outperform the broad market by the Value Line Timeliness Ranking System. We appreciate your continued confidence in the Value Line mutual funds, and pledge our best efforts to meet your investment needs now and in the future.


                                        Sincerely,


                                        /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        Chairman and President

August 10, 1998


--------------------------------------------------------------------------------
                                                                               2

                                     Value Line Leveraged Growth Investors, Inc.


Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy has slowed considerably since the early part of this year, principally as a result of the fallout from the deepening financial crisis now gripping much of Asia. Specifically, GDP, which expanded at a frenetic 5.5% pace during the opening three months of 1998, came in with just a modest 1.4% gain in the second quarter. Moreover, based on the data released since then, we believe that the current expansion will not strengthen appreciably over the final six months of the year.

At this point, though, we do not believe that this slower pace of economic activity is the forerunner of a recession. Our sense is that the Asian crisis will gradually recede over the next year and that the continuing low rate of inflation in this country will encourage the Federal Reserve to keep a steady hand on the monetary reins. That combination should help to keep this nation's economy moving forward, albeit slowly.

But even a modest deceleration in U.S. economic activity is likely to mean a further slowing in overall corporate profit growth. With equity valuations at elevated levels, such a slowing in profit growth will lead to accentuated volatility in the financial markets.



*Performance Data:

                                                                Growth of
                                                 Average        an Assumed
                                                  Annual       Investment of
                                               Total Return       $10,000
                                               ------------    -------------
 1 year ended 6/30/98 ...................         36.89%          $13,689
 5 years ended 6/30/98 ..................         21.47%          $26,445
10 years ended 6/30/98 ..................         17.86%          $51,704

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
3

Value Line Leveraged Growth Investors, Inc.


Portfolio Highlights at June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                  Value        Percentage
Issue                                             Shares     (in thousands)   of Net Assets
-------------------------------------------------------------------------------------------
Dell Computer Corp. ..........................    250,000        $23,203          4.4%
EMC Corp. ....................................    500,000         22,406          4.3
SunAmerica Inc. ..............................    360,000         20,678          4.0
Cisco Systems, Inc. ..........................    165,000         15,190          2.9
Microsoft Corp. ..............................    140,000         15,173          2.9
Schering-Plough Corp. ........................    160,000         14,660          2.8
Fifth Third Bancorp ..........................    225,000         14,175          2.7
HBO & Co. ....................................    400,000         14,100          2.7
Harley-Davidson, Inc. ........................    320,000         12,400          2.4
Gillette Co. .................................    200,000         11,338          2.2
Five Largest Industry Categories
                                                   Value       Percentage
Industry                                      (in thousands)  of Net Assets
-------------------------------------------------------------------------------------------
Computer & Peripherals .......................    $68,094         13.0%
Computer Software & Services .................     33,468          6.4
Drug .........................................     32,675          6.3
Retail-Special Lines .........................     25,815          4.9
Medical Supplies .............................     22,923          4.4
Five Largest Net Security Purchases*
                                                   Cost
Issue                                         (in thousands)
-------------------------------------------------------------------------------------------
Bed Bath & Beyond Inc. .......................     $7,696
Clear Channel Communications, Inc. ...........      4,887
Colgate-Palmolive Co. ........................      4,498
American International Group, Inc. ...........      4,421
America Online, Inc. .........................      4,365
Five Largest Net Security Sales*
                                                 Proceeds
Issue                                         (in thousands)
-------------------------------------------------------------------------------------------
Dell Computer Corp. ..........................    $11,492
Oracle Systems Corp. .........................      6,097
Praxair, Inc. ................................      5,646
Parametric Technology Corp. ..................      4,629
CompUSA, Inc. ................................      4,117

*    For the six month period ended 06/30/98


--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.


Schedule of Investments                                June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                                                                      Value
  Shares                                                          (in thousands)
--------------------------------------------------------------------------------
COMMON STOCKS (102.4%)

                ADVERTISING (1.9%)
     200,000    Omnicom Group, Inc. ...........................         $  9,975

                AIR TRANSPORT (2.4%)
     110,000    Airborne Freight Corp. ........................            3,843
      60,000    Alaska Air Group, Inc.*........................            3,274
      70,000    U.S. Airways Group, Inc.*......................            5,547
                                                                        --------
                                                                          12,664

                APPAREL (0.8%)
     150,000    Nautica Enterprises, Inc.*.....................            4,022

                AUTO & TRUCK (0.5%)
      50,000    PACCAR Inc. ...................................            2,612

                AUTO PARTS--
                  REPLACEMENT (0.6%)
      45,000    Federal-Mogul Corp. ...........................            3,038

                BANK (4.4%)
     180,000    BankBoston Corp. ..............................           10,013
      70,000    Citicorp.......................................           10,447
      35,000    State Street Corp. ............................            2,432
                                                                        --------
                                                                          22,892

                BANK--MIDWEST (3.9%)
     225,000    Fifth Third Bancorp............................           14,175
     170,000    Norwest Corp. .................................            6,354
                                                                        --------
                                                                          20,529

                BEVERAGE--
                  SOFT DRINK (0.9%)
     125,000    Coca-Cola Enterprises Inc. ....................            4,906

                COAL/ALTERNATE
                  ENERGY (0.8%)
      80,000    AES Corp.*.....................................            4,205

                COMPUTER &
                  PERIPHERALS (13.0%)
     165,000    Cisco Systems, Inc.*...........................           15,190
      75,000    Compaq Computer Corp. .........................            2,128
     250,000    Dell Computer Corp.*...........................           23,203
     500,000    EMC Corp.*.....................................           22,406
      45,000    International Business
                    Machines Corp. ............................            5,167
                                                                        --------
                                                                          68,094

                COMPUTER SOFTWARE
                  & SERVICES (6.4%)
     189,000    Computer Associates
                    International, Inc. .......................           10,501
     112,500    Fiserv Inc.*...................................            4,778
     140,000    Microsoft Corp.*...............................           15,173
      63,000    Network Associates, Inc.*......................            3,016
                                                                        --------
                                                                          33,468

                DIVERSIFIED
                  COMPANIES (0.6%)
      50,000    Tyco International Ltd. .......................            3,150

                DRUG (6.3%)
      50,000    Merck & Co., Inc. .............................            6,687
      72,000    Pfizer, Inc. ..................................            7,826
     160,000    Schering-Plough Corp. .........................           14,660
      75,000    Watson Pharmaceuticals,
                    Inc.*......................................            3,502
                                                                        --------
                                                                          32,675

                ENTERTAINMENT (1.0%)
      50,000    Clear Channel
                    Communications, Inc.*......................            5,456

                FINANCIAL SERVICES (2.7%)
      25,000    Capital One Financial Corp. ...................            3,105
      80,000    FINOVA Group, Inc. (The).......................            4,530
     120,000    Franklin Resources, Inc. ......................            6,480
                                                                        --------
                                                                          14,115

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.


Schedule of Investments
--------------------------------------------------------------------------------


                                                                      Value
  Shares                                                          (in thousands)
--------------------------------------------------------------------------------
                FURNITURE/HOME
                  FURNISHINGS (0.6%)
      60,000    Ethan Allen Interiors, Inc. ...................         $  2,996

                HEALTHCARE
                  INFORMATION
                  SYSTEMS (2.7%)
     400,000    HBO & Co. .....................................           14,100

                HOUSEHOLD
                  PRODUCTS (1.9%)
      50,000    Colgate-Palmolive Co. .........................            4,400
      60,000    Procter & Gamble Co. ..........................            5,464
                                                                        --------
                                                                           9,864

                INDUSTRIAL
                  SERVICES (1.9%)
     150,000    AccuStaff Inc.*................................            4,687
      97,500    Robert Half
                    International, Inc.*.......................            5,448
                                                                        --------
                                                                          10,135

                INSURANCE--
                  DIVERSIFIED (2.7%)
      50,000    American International
                    Group, Inc. ...............................            7,300
     120,000    MGIC Investment Corp. .........................            6,847
                                                                        --------
                                                                          14,147

                INSURANCE--LIFE (4.0%)
     360,000    SunAmerica Inc. ...............................           20,678

                INTERNET (1.0%)
      50,000    America Online, Inc.*..........................            5,300

                MACHINERY (2.0%)
      27,000    Caterpillar, Inc. .............................            1,427
     170,000    Deere & Co. ...................................            8,989
                                                                        --------
                                                                          10,416

                MANUFACTURED
                  HOUSING/
                  RECREATIONAL
                  VEHICLES (0.6%)
     100,000    Oakwood Homes Corp. ...........................            3,000

                MEDICAL SERVICES (2.3%)
     160,000    Omnicare, Inc. ................................            6,100
      90,000    United Healthcare Corp. .......................            5,715
                                                                        --------
                                                                          11,815

                MEDICAL SUPPLIES (4.4%)
      75,000    Guidant Corp. .................................            5,348
     100,000    Johnson & Johnson..............................            7,375
     160,000    Medtronic, Inc. ...............................           10,200
                                                                        --------
                                                                          22,923

                OFFICE EQUIPMENT
                  & SUPPLIES (1.5%)
     278,437    Staples, Inc.*.................................            8,057

                OILFIELD SERVICES/
                  EQUIPMENT (3.8%)
     130,000    BJ Services Co.*...............................            3,778
      70,000    Smith International, Inc.*.....................            2,437
      95,000    Tidewater, Inc. ...............................            3,135
     120,000    Transocean Offshore, Inc. .....................            5,340
      60,000    Western Atlas, Inc.*...........................            5,093
                                                                        --------
                                                                          19,783

                PACKAGING &
                  CONTAINER (1.0%)
     120,000    Owens-Illinois, Inc.*..........................            5,370

                RECREATION (2.4%)
     320,000    Harley-Davidson, Inc. .........................           12,400

                RETAIL BUILDING
                  SUPPLY (1.9%)
     120,000    Home Depot, Inc. ..............................            9,968


--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.


                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                                                                      Value
  Shares                                                          (in thousands)
--------------------------------------------------------------------------------
                RETAIL--
                  SPECIAL LINES (4.9%)
     150,000    AutoZone, Inc.*................................        $  4,791
     150,000    Bed Bath & Beyond Inc.*........................           7,772
     180,000    Gap, Inc. .....................................          11,092
      45,000    Tiffany & Co. .................................           2,160
                                                                       --------
                                                                         25,815

                RETAIL STORE (4.0%)
      60,000    Dayton Hudson Corp. ...........................           2,910
     274,657    Dollar General Corp. ..........................          10,866
     140,000    Kohl's Corp.*..................................           7,263
                                                                       --------
                                                                         21,039

                SECURITIES
                  BROKERAGE (0.5%)
      35,000    Lehman Brothers
                    Holdings, Inc. ............................           2,715

                SEMICONDUCTOR (2.0%)
     140,000    Intel Corp. ...................................          10,377

                SEMICONDUCTOR
                  CAPITAL
                  EQUIPMENT (0.4%)
      75,000    Applied Materials, Inc.*.......................           2,213

                SHOE (0.5%)
     120,000    Wolverine World Wide, Inc. ....................           2,602

                TELECOMMUNICATIONS
                  EQUIPMENT (3.9%)
     200,000    ADC Telecommunications,
                    Inc.*......................................           7,306
     200,000    Loral Space &
                    Communications Ltd*........................           5,650
     100,000    Tellabs, Inc.*.................................           7,163
                                                                       --------
                                                                         20,119

                TELECOMMUNICATION
                  SERVICES (1.7%)
     100,000    AirTouch Communications,
                    Inc.*......................................           5,844
      65,000    WorldCom, Inc.*................................           3,148
                                                                       --------
                                                                          8,992

                THRIFT (1.4%)
      80,000    Federal Home Loan
                    Mortgage Corp. ............................           3,765
      60,000    Federal National Mortgage
                    Association................................           3,645
                                                                       --------
                                                                          7,410

                TOILETRIES/
                  COSMETICS (2.2%)
     200,000    Gillette Co. ..................................          11,338
                                                                       --------

                TOTAL COMMON STOCKS
                    AND TOTAL
                    INVESTMENT
                    SECURITIES (102.4%)
                    (Cost $248,319,000) .......................         535,373
                                                                       --------

EXCESS OF LIABILITIES OVER
  CASH AND RECEIVABLES (-2.4%) ................................         (12,638)
                                                                       --------

NET ASSETS (100%)   ...................................                $522,735
                                                                       ========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  OUTSTANDING SHARE
  ($522,735,253 / 11,950,034 shares of
  capital stock outstanding) ..................................        $  43.74
                                                                       ========

* Non-income producing

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Statement of Assets
and Liabilities at June 30, 1998 (unaudited)
-------------------------------------------------------------------------------
                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investment securities, at value
  (Cost-$248,319) .........................................          $ 535,373
Cash ......................................................                 47
Receivable for capital shares sold ........................                963
Dividends receivable ......................................                186
                                                                     ---------
      Total Assets ........................................            536,569
                                                                     ---------
Liabilities:
Payable for loan outstanding ..............................             10,450
Payable for securities purchased ..........................              2,825
Payable for capital shares repurchased ....................                153
Accrued expenses:
  Advisory fee ............................................                309
  Other ...................................................                 97
                                                                     ---------
      Total Liabilities ...................................             13,834
                                                                     ---------
Net Assets ................................................          $ 522,735
                                                                     =========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 11,950,034 shares) ..........................          $  11,950
Additional paid-in capital ................................            202,852
Accumulated net investment loss ...........................               (224)
Undistributed net realized gain
  on investments ..........................................             21,103
Net unrealized appreciation
  of investments ..........................................            287,054
                                                                     ---------
Net Assets ................................................          $ 522,735
                                                                     =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($522,735,253 / 11,950,034
  shares outstanding) .....................................          $   43.74
                                                                     =========


Statement of Operations
for the six months ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                                                                     Dollars
                                                                  (in thousands)
                                                                  -------------
Investment Income:
Dividends ..............................................            $  1,126
Interest ...............................................                 684
                                                                    --------
      Total Income .....................................               1,810
                                                                    --------
Expenses:
Advisory fee ...........................................               1,775
Transfer agent fees ....................................                  79
Postage ................................................                  29
Registration and filing fees ...........................                  27
Custodian fees .........................................                  26
Auditing and legal fees ................................                  21
Telephone ..............................................                  20
Commitment fee .........................................                  15
Printing ...............................................                  15
Interest expense .......................................                  13
Directors' fees and expenses ...........................                   8
Insurance, dues and other ..............................                   8
                                                                    --------
      Total Expenses Before
        Custody Credits ................................               2,036
      Less: Custody Credits ............................                  (2)
                                                                    --------
      Net Expenses .....................................               2,034
                                                                    --------
Net Investment Loss ....................................                (224)
                                                                    --------
Net Realized and Unrealized Gain
  on Investments:
  Net Realized Gain ....................................              19,870
  Change in Net Unrealized
    Appreciation .......................................              78,778
                                                                    --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments .......................................              98,648
                                                                    --------
Net Increase in Net Assets
  from Operations ......................................            $ 98,424
                                                                    ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets for the six months ended June 30, 1998 (unaudited) and for the year ended December 31, 1997
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                           Ended          Year Ended
                                                                        June 30, 1998     December 31,
                                                                         (unaudited)         1997
                                                                       -----------------------------
                                                                            (Dollars in thousands)
Operations:
  Net investment loss .......................................          $    (224)          $    (683)
  Net realized gain on investments ..........................             19,870              37,875
  Change in net unrealized appreciation .....................             78,778              46,969
                                                                       -----------------------------
  Net increase in net assets from operations ................             98,424              84,161
                                                                       -----------------------------

Distributions to Shareholders:
  Net investment income .....................................               --                  --
  Net realized gain from investment transactions ............               --               (35,549)
                                                                       -----------------------------
  Total distributions .......................................               --               (35,549)
                                                                       -----------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................            139,494             163,122
  Proceeds from reinvestment of distributions to shareholders               --                33,787
  Cost of shares repurchased ................................           (147,998)           (183,766)
                                                                       -----------------------------
  (Decrease) Increase from capital share transactions .......             (8,504)             13,143
                                                                       -----------------------------

Total Increase ..............................................             89,920              61,755

Net Assets:
  Beginning of period .......................................            432,815             371,060
                                                                       -----------------------------
  End of period .............................................          $ 522,735           $ 432,815
                                                                       =============================

Accumulated net investment (loss) income, at end of period ..          $    (224)          $    --
                                                                       =============================




See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy or sell financial instruments at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker cash, or U.S. Government securities, equal to the minimum "initial margin" requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or to pay the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

                                                       June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows: (in thousands except per share amounts)

                                      Six Months
                                        Ended
                                       June 30,         Year Ended
                                         1998           December 31,
                                      (unaudited)           1997
                                     -------------------------------
Shares sold ..................            3,502             4,587
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ..........             --               1,006
                                       --------------------------
                                          3,502             5,593
Shares repurchased ...........            3,716             5,206
                                       --------------------------
Net (decrease) increase ......             (214)              387
                                       ==========================
Dividends per share from net
  investment income ..........          $  --             $  --
                                       ==========================
Distributions per share from
  net realized gains .........          $  --             $ 3.235
                                       ==========================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                           Six Months Ended
                                                            June 30, 1998
                                                             (unaudited)
                                                            --------------
                                                            (in thousands)
Purchases:
Investment Securities ...............................           $96,110
                                                                =======
Sales:
Investment Securities ...............................           $59,925
                                                                =======

At June 30, 1998, the aggregate cost of investments securities for federal income tax purposes, was $248,319,000. The aggregate appreciation and depreciation of investments at June 30, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $289,663,000 and $2,609,000, respectively, resulting in a net appreciation of $287,054,000.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  With
     Affiliates

An advisory fee of $1,775,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1998. This was computed at the rate of 3/4 of 1% of average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the six months ended June 30, 1998, the Fund paid brokerage commissions totalling $62,000 to the distributor, which clears its transactions through unaffiliated brokers. The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 890,815 shares of the Fund's capital stock, representing 7.5% of the outstanding shares at June 30, 1998.

5.   Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust (SSBT), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which at the Fund's option may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had borrowings outstanding of $10,450,000 at June 30, 1998. The weighted average amount of bank loans outstanding for the period ended June 30, 1998, amounted to approximately $373,000 at a weighted average interest rate of 6.8%. For the six months ended June 30, 1998, interest expense of approximately $13,000 and commitment fees of approximately $15,000 relating to borrowings under the agreement were paid or payable to SSBT.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                      Six Months Ended                       Years Ended December 31,
                                       June 30, 1998    ------------------------------------------------------------------
                                        (unaudited)        1997             1996          1995         1994         1993
                                        ----------------------------------------------------------------------------------
Net asset value,
  beginning of period ...............   $   35.58       $   31.51        $   28.50      $   23.18    $   24.67   $   22.15
                                        ----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment (loss) income ......        (.02)           (.06)            (.01)           .09          .12         .06
  Net gains or losses on securities
    (both realized and unrealized) ..        8.18            7.37             6.40           8.48        (1.05)       3.50
                                        ----------------------------------------------------------------------------------
  Total from investment operations ..        8.16            7.31             6.39           8.57         (.93)       3.56
                                        ----------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income ...............        --              --                  #           (.09)        (.12)       (.06)
  Distributions from capital gains ..        --             (3.24)           (3.38)         (3.16)        (.31)       (.98)
  Distributions in excess of
    capital gains ...................        --              --               --             --           (.13)       --
                                        ----------------------------------------------------------------------------------
  Total distributions ...............        --             (3.24)           (3.38)         (3.25)        (.56)      (1.04)
                                        ----------------------------------------------------------------------------------
Net asset value, end of period ......   $   43.74       $   35.58        $   31.51      $   28.50    $   23.18   $   24.67
                                        ==================================================================================
Total return ........................       22.94%+         23.79%           22.31%         37.06%      -3.71%       16.20%
                                        ==================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ....................   $ 522,735       $ 432,815        $ 371,060      $ 337,280    $ 264,803   $ 302,345
Ratio of expenses to average net
  assets (including interest expense)         .86%*(1)        .86%(1)          .88%(1)        .88%         .89%        .92%
Ratio of net investment (loss)
  income to average net assets ......        (.09)%*        (0.17)%           (.02)%          .31%         .49%        .22%
Portfolio turnover rate .............          13%+            37%              34%            54%          49%         80%
Average amount of debt outstanding
  during the period (in thousands) ..   $     373       $      97        $     398      $      44         --     $   1,651
Average number of shares
  outstanding during the period
  (in thousands) ....................      12,085          11,411           11,752         11,357       11,635      12,410
Average amount of debt per
  outstanding share during
  the period ........................   $     .03       $   .0085        $     .03      $    .004         --     $     .13

#    Dividend paid was less than one cent.
(1)  Before offset for custody credits.
+    Not annualized
*    Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
12

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #501005